                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 17, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              STAFF BUILDERS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


         Delaware                       0-11380                  11-2650500
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

1983 Marcus Avenue, Lake Success, New York                         11042
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

(516) 358-1000
--------------------------------------------------------------------------------
(Registrant's telephone number, including area code)

Not Applicable
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report) (Zip Code)

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

         On September 17, 1999 (the "Closing Date"), Staff Builders, Inc. (the "Company"), Raymond Sheerin ("Sheerin") and Michael Altman ("Altman," and together with the Company and Sheerin, the "Stockholders"), completed the sale of common stock, $1.00 par value, of Chelsea Computer Consultants, Inc. ("Chelsea") (which stock constitutes all of the outstanding capital stock of Chelsea) to MSX International Engineering Services, Inc. (the "Purchaser"). The aggregate purchase price was $19.9 million (subject to adjustment based on the difference between the net tangible book value on the Closing Date and the net tangible book value as reflected in Chelsea's May 31, 1999 balance sheet), of which $14.5 million was paid to the Company and $1.2 million was paid to each of Sheerin and Altman on the Closing Date. Of the remaining $3.0 million, $2.5 million will be paid to the Company upon completion of the Company's spin off of its home health care division. The remaining $500,000 will be paid to the Company by September 15, 2000, which amount is then immediately payable by the Company to Altman. Sheerin and Altman are also eligible to receive additional consideration for the sale of their shares of Chelsea based on the financial performance of Chelsea during certain future periods using certain financial criteria. The purchase price was determined based on arm's-length negotiations between the Stockholders and the Purchaser.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro Forma Financial Information

                  The following pro forma financial statements of the Company are filed herewith:

                  1. Unaudited Pro Forma Consolidated Balance Sheets as of May
                     31, 1999.

                  2. Unaudited Pro Forma Consolidated Statements of Operations
                     for the three months ended May 31, 1999.

                  3. Unaudited Pro Forma Consolidated Statements of Operations
                     for the fiscal year ended February 28, 1999.

         (c)      Exhibits

                  2. Purchase Agreement dated as of September 17, 1999 among MSX International Engineering Services, Inc., Staff Builders, Inc., Raymond Sheerin, Michael Altman and Chelsea Computer Consultants, Inc.

                 99. Press Release of the Company dated September 22, 1999.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The following unaudited pro forma consolidated balance sheet as of May 31, 1999 and unaudited pro forma consolidated statements of operations of Staff Builders, Inc. for the three months ended May 31, 1999 and for the fiscal year ended February 28, 1999 (collectively, the "Pro Forma Statements") are based on the historical consolidated financial statements of Staff Builders, Inc. as adjusted to give effect to the sale of Chelsea Computer Consultants, Inc. The pro forma consolidated balance sheet gives effect to the sale as if it occurred on May 31, 1999 and the pro forma consolidated statements of operations give effect to the sale as if it occurred on the first day of each respective period.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  MAY 31, 1999
                                 (IN THOUSANDS)

                                                                           PRO FORMA
                                                         STAFF BUILDERS   ADJUSTMENTS      PRO FORMA
                                                           HISTORICAL         (A)         CONSOLIDATED
                                                         --------------   -----------     ------------
                                                           (Restated)
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                $   1,676       $   (574)(B)    $   1,102
  Accounts receivable, net                                    79,764         (5,434)(B)       74,330
  Income tax refund receivable                                 1,733                           1,733
  Prepaid expenses and other current assets                    3,448           (813)(B)        2,635
                                                           ---------       --------        ---------
          Total current assets                                86,621         (6,821)          79,800

FIXED ASSETS, net                                             29,110            (52)(B)       29,058
INTANGIBLE ASSETS, net                                        27,110        (12,892)(B)       14,218
OTHER ASSETS                                                   4,420           (149)(B)        4,271
                                                           ---------       --------        ---------
TOTAL ASSETS                                               $ 147,261       $(19,914)       $ 127,347
                                                           =========       ========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                       35,921           (987)(B)    $  34,934
  Accrued payroll and payroll related expenses                26,105         (1,300)(B)       24,805
  Current portion of Medicare and Medicaid liabilities        25,896                          25,896
  Current portion of long-term debt                           45,812        (18,542)(B)       27,270
                                                           ---------       --------        ---------
          Total current liabilities                          133,734        (20,829)         112,905

LONG-TERM DEBT                                                19,627                          19,627

LONG-TERM MEDICARE AND MEDICAID LIABILITIES                   30,301                          30,301

OTHER LIABILITIES                                              5,142           (529)(B)        4,613

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Class A common stock                                           233                             233
  Class B common stock                                             3                               3
  Additional paid in capital                                  69,055                          69,055
  Accumulated deficit                                       (110,834)         1,444 (B)     (109,390)
                                                           ---------       --------        ---------
Total stockholders' equity (deficiency)                      (41,543)         1,444          (40,099)
                                                           ---------       --------        ---------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY (DEFICIT)                                         $ 147,261       $(19,914)       $ 127,347
                                                           =========       ========        =========

            See notes to pro forma consolidated financial statements

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MAY 31, 1999
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

                                                                           PRO FORMA
                                                         STAFF BUILDERS   ADJUSTMENTS      PRO FORMA
                                                           HISTORICAL         (A)         CONSOLIDATED
                                                         --------------   -----------     ------------
                                                           (Restated)
REVENUES

  Home health care                                          $ 69,927             --         $ 69,927
  Supplemental staffing                                       37,558         (8,514)(B)       29,044
                                                            --------        -------         --------
  Total service revenues                                     107,485         (8,514)          98,971
                                                            --------        -------         --------
  Sales of licensees and fees, net                               180                             180
                                                            --------        -------         --------
          Total revenues                                     107,665         (8,514)          99,151

COSTS AND EXPENSES:

Operating costs                                               73,850         (6,843)(B)       67,007
General and administrative expenses                           34,408           (727)(B)       33,681
Amortization of intangible assets                                301                             301
Interest expense                                               1,243            (58)(B)        1,185
Interest (income)                                                (98)                            (98)
Other (income) expense, net                                      (14)           (88)(B)         (102)
                                                            --------        -------         --------
          Total costs and expenses                           109,690         (7,716)         101,974
                                                            --------        -------         --------

INCOME (LOSS) BEFORE INCOME TAXES                             (2,025)          (798)          (2,823)

PROVISION (BENEFIT) FOR INCOME TAXES                             159           (134)(C)           25
                                                            --------        -------         --------
NET INCOME (LOSS)                                           $ (2,184)       $  (664)        $ (2,848)
                                                            ========        =======         ========

EARNINGS (LOSS) PER COMMON SHARE:

Basic                                                       $  (0.09)       $ (0.03)        $  (0.12)
                                                            ========        =======         ========
Diluted                                                     $  (0.09)       $ (0.03)        $  (0.12)
                                                            ========        =======         ========

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING:

Basic                                                         23,619                          23,619
                                                            ========                        ========
Diluted                                                       23,619                          23,619
                                                            ========                        ========

            See notes to pro forma consolidated financial statements

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1999
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

                                                                           PRO FORMA
                                                         STAFF BUILDERS   ADJUSTMENTS      PRO FORMA
                                                           HISTORICAL         (A)         CONSOLIDATED
                                                         --------------   -----------     ------------
                                                           (Restated)     (Unaudited)
REVENUES

  Home health care                                          $310,297             --         $310,297
  Supplemental staffing                                      124,867        (31,117)(B)       93,750
                                                            --------       --------         --------
  Total service revenues                                     435,164        (31,117)         404,047
                                                            --------       --------         --------
  Sales of licensees and fees, net                             2,424                           2,424
                                                            --------       --------         --------
          Total revenues                                     437,588        (31,117)         406,471

COSTS AND EXPENSES:

Operating costs                                              299,057        (25,901)(B)      273,156
General and administrative expenses                          150,169         (3,099)(B)      147,070
Amortization of intangible assets                              1,314                           1,314
Interest expense                                               4,233           (344)(B)        3,889
Interest (income)                                             (1,061)                         (1,061)
Other (income) expense, net                                      464           (270)(B)          194
Medicare and Medicaid audit adjustments                       29,000                          29,000
Restructuring costs                                           20,464                          20,464
                                                            --------       --------         --------
          Total costs and expenses                           503,640        (29,614)         474,026
                                                            --------       --------         --------

INCOME (LOSS) BEFORE INCOME TAXES                            (66,052)        (1,503)         (67,555)

PROVISION (BENEFIT) FOR INCOME TAXES                           7,034           (993)(C)        6,041
                                                            --------       --------         --------
NET INCOME (LOSS)                                           $(73,086)      $   (510)        $(73,596)
                                                            ========       ========         ========

EARNINGS (LOSS) PER COMMON SHARE:

Basic                                                       $  (3.16)      $  (0.02)        $  (3.18)
                                                            ========       ========         ========
Diluted                                                     $  (3.16)      $  (0.02)        $  (3.18)
                                                            ========       ========         ========

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING:

Basic                                                         23,162                          23,162
                                                            ========                        ========
Diluted                                                       23,162                          23,162
                                                            ========                        ========

            See notes to pro forma consolidated financial statements

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(A) Pro forma adjustments to reflect the sale of Chelsea Computer Consultants, Inc. ("Chelsea").

(B) Pro forma adjustments to remove assets, liabilities, revenues and expenses of Chelsea and to record the entire sale transaction including related selling expenses.

(C) Pro forma adjustment to give effect to the computation of income taxes as if separate income tax returns were filed.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STAFF BUILDERS, INC.

Dated:  October 4, 1999                    By: /s/ Dale R. Clift
                                               ---------------------------------
                                               Dale R. Clift
                                               Executive Vice President,
                                               Chief Financial Officer and Chief
                                               Operating Officer

                                 EXHIBIT INDEX



Exhibit Number                        Description of Exhibit
--------------                        ----------------------

       2 Purchase Agreement dated as of September 17, 1999 among MSX International Engineering Services, Inc., Staff Builders, Inc., Raymond Sheerin, Michael Altman and Chelsea Computer Consultants, Inc.

      99             Press Release of the Company dated September 22, 1999.